                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                          PACIFIC GULF PROPERTIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                          PACIFIC GULF PROPERTIES INC.
                         4220 VON KARMAN, SECOND FLOOR
                        NEWPORT BEACH, CALIFORNIA 92660

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 2000
                            ------------------------

To our Shareholders:

     The 2000 annual meeting of shareholders of Pacific Gulf Properties Inc. (the "Company") will be held at The Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California, on May 11, 2000, beginning at 10:00 a.m. local time. At the meeting, shareholders will act on the following matters:

     (1) Election of three Class III directors, each for a term of three years;

     (2) To consider and vote upon a proposal to adopt the Company's 1999 Long Term Stock Compensation Plan; and

     (3) Any other matters that properly come before the meeting.

     All holders of record of shares at the close of business on April 3, 2000 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

     We encourage you to read this Proxy Statement carefully. In addition, you may obtain information about the Company from the Annual Report to Stockholders included with this mailing and from the documents that we have filed with the SEC.

     This Notice and Proxy Statement was first mailed to stockholders on or about April 17, 2000.

                                          By order of the Board of Directors,

                                          Donald G. Herrman
                                          Executive Vice President and Secretary

April 17, 2000
Newport Beach, California

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ABOUT THE MEETING...........................................     1
  What is the purpose of the annual meeting?................     1
  Who is entitled to vote at the meeting?...................     1
  Who can attend the meeting?...............................     1
  What constitutes a quorum?................................     1
  How do I vote?............................................     1
  Can I change my vote after I return my proxy card?........     2
  What are the Board's recommendations?.....................     2
  What vote is required to approve each item?...............     2
STOCK OWNERSHIP.............................................     3
  Who are the largest owners of the Company's stock?........     3
  How much stock do the Company's directors and executive
     officers own?..........................................     3
  Section 16(a) Beneficial Ownership Reporting Compliance...     4
ITEM 1 -- ELECTION OF DIRECTORS.............................     4
  Directors Standing for Election...........................     4
  Directors Continuing in Office............................     5
  How are the Directors Compensated?........................     6
  How often did the Board meet during 1999?.................     6
  What Committees has the Board established?................     6
  Board Committee Membership................................     6
ITEM 2 -- APPROVAL OF 1999 LONG TERM STOCK COMPENSATION
  PLAN......................................................     7
OFFICERS AND KEY EMPLOYEES..................................    11
EXECUTIVE COMPENSATION......................................    12
  Summary Compensation Table................................    12
  Share Option Plans........................................    13
  Option Grants in Last Fiscal Year.........................    13
  Aggregated Options Exercises in Fiscal 1999 and Fiscal
     Year-End Option Values.................................    14
  Deferred Compensation Plan................................    14
  Retirement Income Plan....................................    15
  Thrift Plan...............................................    16
  Employment Agreement......................................    16
  Change of Control Agreement...............................    17
REPORT OF THE COMPENSATION COMMITTEE........................    18
COMPARATIVE STOCK PERFORMANCE...............................    21
ANNUAL REPORT...............................................    21
ADVANCE NOTICE PROCEDURES...................................    21
PROPOSALS FOR INCLUSION IN 2001 PROXY STATEMENT.............    22
INDEPENDENT AUDITORS........................................    22
OTHER MATTERS...............................................    22
EXHIBIT A...................................................   A-1

                          PACIFIC GULF PROPERTIES INC.
                         4220 VON KARMAN, SECOND FLOOR
                        NEWPORT BEACH, CALIFORNIA 92660
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement contains information related to the annual meeting of shareholders of Pacific Gulf Properties, Inc., to be held on Thursday, May 11, 2000, beginning at 10:00 a.m. at The Four Seasons Hotel, 690 Newport Center Drive, Newport Beach, California, and at any postponements or adjournments thereof.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and the adoption of the 1999 Long Term Stock Compensation Plan. In addition, the company's management will report on the performance of the Company during 1999 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

     Only shareholders of record at the close of business on the record date, April 3, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. In addition, the holders of the Company's Class A Preferred Stock are entitled to vote with the holders of the common shares on all matters, including the election of Directors. Each outstanding share of Common Stock and Class A Preferred Stock is entitled to one vote on each matter to be presented at the meeting.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Registration will begin at 9:45 a.m., and the meeting will begin at 10:00 a.m.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate number of shares of common stock and Class A Preferred Stock outstanding on the record date will constitute a quorum, allowing us to conduct the business of the meeting. As of the record date, 20,704,495 shares of common stock of the Company were outstanding, and there were 2,763,116 shares of Class A Preferred Stock outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the board recommends a vote:

     - FOR election of each of the nominated directors (see page 4):

     - FOR the approval the 1999 Long Term Stock Compensation Plan (See pages 7 - 10)

     With respect to any other matter that properly comes before the meeting, the proxy holder[s] will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     Election of Directors. The three nominees for election as directors who receive the highest number of votes at the meeting will be elected as Directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted for the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     Adoption of 1999 Long-Term Stock Compensation Plan and any Other Items. The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, and without additional compensation for such services, proxies may be solicited personally, or by telephone or telecopy, by officers or employees of the Company. The Company will also request that banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties to forward the solicitation materials to the beneficial owners of common shares held of record by such persons, and the Company will upon request of such record holders reimburse forwarding charges and expenses.

                                STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF THE COMPANY'S STOCK?

     Except as set forth below, the Company knows of no single person or group that is the beneficial owner of more than 5% of the Company's common stock.

                                                                 AMOUNT AND NATURE OF    PERCENT OF
             NAME AND ADDRESS OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP      CLASS
             ------------------------------------                --------------------    ----------
Five Arrows Realty                1251 Avenue of the Americas         2,763,116             11.8%
  Securities L.L.C.(1)            44th Floor
                                  New York, NY 10020
Morgan, Stanley                   1585 Broadway                       1,806,001              8.7%
  Dean Witter & Co.(2)            New York, NY 10036

---------------
(1) As holder of all of the outstanding shares of preferred stock, Five Arrows Realty Securities L.L.C. ("Five Arrows") maintains the contractual right to elect one director to the Board, and Five Arrows has previously elected Mr. James Quigley, 3rd, as a Class II director. The shares of Class A Preferred Stock held by Five Arrows are convertible at any time into Common shares. Pursuant to the Company's Charter, Five arrows has the right to vote such shares at the Annual Meeting. The percent of class with respect to Five Arrows has been calculated assuming that all of the shares of Class A Preferred Stock were converted into Common Stock.

(2) Information regarding ownership of common shares by Morgan Stanley is included in reliance upon information set forth in an Amended Schedule 13G filed by Morgan Stanley on February 7, 2000. Morgan Stanley has indicated in such Schedule 13G that all shares are owned by various investment advisory clients of Morgan Stanley and that Morgan Stanley is deemed to be the beneficial owner of such shares pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICES OWN?

     The following table shows the amount of common stock of the Company beneficially owned (unless otherwise indicated) by the Company's directors, the executive officers of the Company named in the Summary Compensation Table below and the directors and executive officers of the Company as a group. Except as otherwise indicated, all information is as of April 3, 2000.

                        COMMON SHARES BENEFICIALLY OWNED

                                   AGGREGATE NUMBER OF
                                   SHARES BENEFICIALLY    ACQUIRABLE WITHIN   PERCENT OF
        BENEFICIAL OWNER                OWNED(1)             60 DAYS(2)         CLASS
        ----------------           -------------------    -----------------   ----------
Glenn L. Carpenter...............        230,663(3)            166,133           1.1%
Donald G. Herrman................        130,686(4)             91,588             *
J.R. Wetzel......................         53,667(5)             38,667             *
Lonnie P. Nadal..................         75,383(6)             36,805             *
Robert A. Dewey..................         45,814(7)             22,400             *
Angela M. Wixted.................         45,816(8)             38,933             *
Kimberly G. Solbakk..............         37,359(9)             34,683             *
Peter L. Eppinga.................         33,296                20,000             *
Christina Garvey.................         15,000                15,000             *
Carl C. Gregory, III.............         25,500                19,000             *
John F. Kooken...................         36,800                20,000             *
Donald E. Lange..................         17,000                15,000             *
Robert E. Morgan.................         52,854                13,600             *
James E. Quigley, 3rd............         19,500                19,000             *
Keith W. Renken..................         29,000                20,000             *
All officers and directors as a
  group (15 persons).............        848,338               570,809           4.0%

---------------
 *  Represents less than 1% of the Company's outstanding common stock.

(1) The number of shares shown includes shares that (i) are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority and (ii) could be purchased by the exercise of options exercisable as of April 3, 2000 or within 60 days thereafter under the Company's stock option plans.

(2) The number of shares listed sets forth the number of shares that each person may acquire pursuant to the exercise of options exercisable at April 3, 2000 or within 60 days thereafter. All options listed in this column were granted under the Company's 1993 Share Option Plan, except that the following amounts were granted pursuant to the Company's 1999 Long Term Stock Compensation Plan: 250,000 for Mr. Carpenter, 135,000 for Mr. Herrman, 135,000 for Mr. Wetzel, 70,000 for Mr. Nadal, 70,000 for Mr. Dewey, 70,000 for Ms. Wixted, 70,000 for Ms. Solbakk. (See Item 2 "Approval of 1999 Long Term Stock Compensation Plan" and "EXECUTIVE COMPENSATION -- Share Option Plans".)

(3) Includes 56,987 shares of restricted stock granted under the company's 1993 share Option Plan, and 5,366 shares allocated to Mr. Carpenter in the company's Thrift Plan.

(4) Includes 24,476 shares of restricted stock granted under the company's 1993 Share Option Plan, and 3,643 shares allocated to Mr. Herrman in the Company's Thrift Plan.

(5) Includes 15,000 shares of restricted stock granted under the company's 1993 Share Option Plan.

(6) Includes 10,683 shares of restricted stock granted under the company's 1993 Share Option Plan.

(7) Includes 8,521 shares of restricted stock granted under the company's 1993 Share Option Plan, and 817 shares allocated to Mr. Dewey in the Company's Thrift Plan.

(8) Includes 5,246 shares of restricted stock granted under the company's 1993 Share Option Plan, and 149 shares allocated to Ms. Wixted in the Company's Thrift Plan.

(9) Includes 2,000 shares of restricted stock granted under the company's 1993 Share Option Plan, and 360 shares allocated to Ms. Solbakk in the Company's Thrift Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent (10%) of a registered class of its equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such officers, directors, and beneficial owners are also required by Securities and Exchange Commission rules and regulations to furnish the Company with the copies of all Section 16(a) forms they file. Based upon a review of filings with the SEC, the Company believes that all of the Company's directors and executive officers complied during fiscal 1999 with the reporting requirements of Section 16(a) of the Exchange Act.

                        ITEM 1 -- ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

     The Board of Directors is divided into three classes, having three-year terms that expire in successive years.

     The current term of office of directors in Class III expires at the 2000 annual meeting. The Board of Directors proposes that the nominees described below, all of whom are currently serving as Class III directors, be re-elected for a new term of three years and until their successors are duly elected and qualified.

     Each of the nominees has consented to serve a three-year term. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named, as proxies will vote for the substitute nominee designated by the Board.

     The Directors standing for election are:

PETER L. EPPINGA                                             DIRECTOR SINCE 1994

     Mr. Eppinga, 58, is a practicing attorney specializing in corporate securities and real estate; former President of Laguna Hills Properties, 1991 to 1994. He is a former Senior Vice President of Sears Savings Bank.

JOHN F. KOOKEN                                               DIRECTOR SINCE 1994

     Mr. Kooken, 68, is retired. He is former Vice Chairman and Chief Financial Officer of Security Pacific Corporation, 1987 to 1992; Director, Glendale Federal Bank, Southern California Healthcare Systems, Huntington Memorial Hospital, Golden State Bancorp and California Federal Bank.

ROBERT E. MORGAN                                             DIRECTOR SINCE 1993

     Mr. Morgan, 80, is retired. He is former President, Coldwell Banker First Newport Corporation; former President, Coldwell Banker Real Estate Finance Services; former director of Santa Anita Realty Enterprises and Operating Company, 1975 to 1995.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

DIRECTORS CONTINUING IN OFFICE

     Class I Directors. The following Class I directors were elected for terms ending in 2001:

GLENN L. CARPENTER                                           DIRECTOR SINCE 1993

     Mr. Carpenter, 57, has been Chairman of the Board since 1996 and President, Chief Executive Officer and a director of the Company since its formation in 1993. Mr. Carpenter served as Chief Executive Officer of Santa Anita Realty Enterprises, Inc. ("Realty") from January 1992 until February 1994, and as President of Realty from December 1989 until February 1994. He was Chief Operating Officer of Realty from 1989 until 1991, and was Executive Vice President of Realty from 1988 until 1989. From 1986 until 1988, Mr. Carpenter served a Senior Vice President -- Operations of Realty, and has held a number of other positions with Realty since 1979. Mr. Carpenter has been a member of the National Association of Real Estate Investment Trusts ("NAREIT") since 1980, has served on NAREIT's board of governors and is a member of the Urban Land Institute.

CHRISTINE GARVEY                                             DIRECTOR SINCE 1998

     Ms. Garvey, 54, is Vice President Real Estate and Workplace Resources at CISCO Systems, Inc. She served as the Group Executive Vice President, Head of Commercial Real Estate Services of Bank of America from 1992 to 1998. She serves as a Director of each of Catellus Development Corporation, Timberland Growth Corporation, San Francisco Architectural Heritage Foundation and Philharmonia Baroque Orchestra.

KEITH W. RENKEN                                              DIRECTOR SINCE 1994

     Mr. Renken, 65, is retired and formerly served as Managing Partner of Los Angeles office of Deloitte & Touche 1983-1990. He served as a Director of Coast Federal Bank and U.S. Rentals. He is also associated with the graduate program at the University of Southern California Kenneth Leventhal School of Accounting and is an "Executive In Residence".

     Class II Directors. The following Class II directors were elected for terms ending in 2002:

CARL C. GREGORY III                                          DIRECTOR SINCE 1997

     Mr. Gregory, 55, is the Chairman and Chief Executive Officer of West Capital Financial Services Corp. and has served in this capacity since 1997. He is the former Chairman and Chief Executive Officer of MIP Properties, Inc., formerly a publicly-traded real estate investment trust (from 1991 to 1995) and is a Director of Apex Mortgage Capital, Inc.

DONALD E. LANGE                                              DIRECTOR SINCE 1998

     Mr. Lange, 54, is the immediate past President of Mortgage Bankers Association. He serves as President and Chief Executive Officer of Pacific Financial Services; and was formerly President and Chief Executive Officer of Weyerhaeuser Financial from 1971 - 1999.

JAMES E. QUIGLEY, 3RD                                        DIRECTOR SINCE 1997

     Mr. Quigley, 43, has been the Senior Vice President and Treasurer of Rothschild Realty since 1988; Director, Charter Oak, a subsidiary of Rothschild Realty, since 1989.

HOW ARE DIRECTORS COMPENSATED?

     Base Compensation. Each non-employee director receives a retainer based on an annualized rate of $20,000, together with a fee of $1,000, per board or committee meeting attended ($1,250 for the chairman of each meeting). Directors who are also employees of the Company receive no additional compensation for service as directors.

     Options. Each non-employee director receives an automatic grant, on December 31st of each year, of options to purchase 5,000 shares of common stock. Each option grant permits the holder to purchase shares at their fair market value on the date of grant, which was $20.25 in the case of options granted in 1999. Upon appointment to the Board, non-employee directors receive a grant of options to purchase 5,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant.

HOW OFTEN DID THE BOARD MEET DURING 1999?

     The board of directors met 8 times during 1999. Each director attended more than 75% of the total number of meetings of the Board and committees on which he or she served.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of directors has standing Executive, Compensation, Audit, and Nominating and Corporate Governance Committees.

                           BOARD COMMITTEE MEMBERSHIP

                                                                                       NOMINATING &
                                                                                        CORPORATE
                                             EXECUTIVE    COMPENSATION      AUDIT       GOVERNANCE
                   NAME                      COMMITTEE     COMMITTEE      COMMITTEE     COMMITTEE
                   ----                      ---------    ------------    ---------    ------------
Peter L. Eppinga...........................     --            --
Christine Garvey...........................     --
Carl C. Gregory III........................     --                                         --
John F. Kooken.............................     --            --             --
Donald E. Lange............................     --
Robert E. Morgan...........................                   --             --            --
James E. Quigley, 3rd......................     --                                         --
Keith Renken...............................                   --             --            --

     Executive Committee. The Executive Committee has the authority to perform all the functions of the full Board, including approval of all real estate investments, subject to certain limitations prescribed by the Board and by Maryland law. The Executive Committee held eight meetings during 1999.

     Audit Committee. The Audit Committee performs numerous functions, including review of the annual financial statements with both management and the independent auditors. The Audit Committee also recommends the engagement of the independent accounting firm and meets with the independent accountants regarding the scope and conduct of the annual audit. In addition, the committee may inquire about and discuss policies and procedures with respect to principles of business conduct, financial and accounting controls, compliance with the Foreign Corrupt Practices Act of 1977, areas of special concern and other related matters. The Audit Committee met five times during 1999.

     Compensation Committee. The Compensation Committee reviews the performance and effectiveness of the Chief Executive Officer and recommends an annual compensation level for the Chief Executive Officer to the Board of Directors. The Committee also sets the compensation level of all other officers, approves all grants of stock options and restricted stock and administers the Company's stock option and other employee benefit programs and plans. The Compensation Committee met 11 times during 1999.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews governance issues and makes recommendations to the Board for committee assignments and chairmanships of the committees. The committee also considers candidates for appointment to the Board and other such duties delegated to it. The Nominating and Corporate Governance Committee met three times during 1999.

          ITEM 2 -- APPROVAL OF 1999 LONG TERM STOCK COMPENSATION PLAN

     On September 9, 1999, the Board of Directors unanimously adopted, subject to shareholder approval, the 1999 Long Term Stock Compensation Plan (the "1999 Plan"). The purpose of the 1999 Plan is to provide incentives for the Company's executives to improve the long-term performance of the Company. The 1999 Plan is intended to be an addition to, and not a substitution of, any other stock option or incentive plan of the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1999 LONG TERM STOCK COMPENSATION PLAN.

     The 1999 Plan, attached to this Proxy as Exhibit A, covers the period July 1, 1999 through December 31, 2001 and is administered by the Compensation Committee of the Board of Directors. The maximum number of shares that may be issued pursuant to options granted under the 1999 Plan is 845,000, and all options available under the 1999 Plan were issued on September 9, 1999. The maximum number of shares subject to options permitted to be granted to any one individual under the 1999 Plan is 250,000. Options granted under the 1999 Plan are intended to qualify as incentive stock options under federal tax law to the extent possible.

     Two types of option grants may be made under the 1999 Plan:

     (a) Fixed Option Grants -- a fixed number of options that will vest in equal thirds at the end of each of years 1999, 2000 and 2001; and

     (b) Variable Option Grants -- a variable number of options that vest at the end of the period covered by the 1999 Plan, subject to achievement of certain performance measures during the 1999 Plan period.

     The Variable Option Grants have two separate and independent components, each of which is subject to vesting based on different performance criteria. The performance criteria for each component will be measured for the six months ended December 31, 1999, the year 2000 and the year 2001. The results for each of those three periods will then be averaged (without weighting) to determine the level of achievement of that performance criteria.

     The performance criteria for 65% of each Variable Option Grant is the average percentage growth rate in the Company's funds from operations ("FFO") per share. The performance criteria for the remaining 35% of each Variable Option Grant is the average total shareholder return, calculated as a fraction, the numerator of which is the sum of dividends paid and stock price change, and the denominator of which is the stock price at the end of the prior year. The amount of vesting for each type of variable option will be based on the following tables:

                                 FFO PER SHARE

---------------------------------------------------------------------------------------------
                                       IF THE COMPANY            THEN THE EXECUTIVE WILL BE
                                       ACHIEVES AN               VESTED WITH THE FOLLOWING
                                       AVERAGE FFO PER SHARE     PERCENTAGE OF THE TOTAL
                                       PERCENTAGE GROWTH RATE    NUMBER OF OPTIONS
                                       OVER                      ALLOCATED TO THE FFO PER
 LEVEL                                 THE PLAN PERIOD OF:       SHARE COMPONENT:
---------------------------------------------------------------------------------------------
 1. MINIMUM -- (Also, the Company's    at least 8% up to 10%                  75%(1)
    average FFO growth rate must at
    least equal the average for the
    Company's peer group)
---------------------------------------------------------------------------------------------
 2. TARGET                             at least 10% up to 11%                100%(1)
---------------------------------------------------------------------------------------------
 3. TARGET PLUS                        at least 11% up to 13%                120%(1)
---------------------------------------------------------------------------------------------
 4. MAXIMUM                            at least 13%                          150%(1)
---------------------------------------------------------------------------------------------

(1) Note that the number of options granted to each officer as shown in the "Executive Compensation" tables below reflects the "Maximum" number of options that may vest if the highest level of performance-based vesting criteria are achieved.

                            TOTAL SHAREHOLDER RETURN

---------------------------------------------------------------------------------------------
                                                                 THEN THE EXECUTIVE WILL BE
                                                                 VESTED WITH THE FOLLOWING
                                         IF THE COMPANY          PERCENTAGE OF THE TOTAL
                                         ACHIEVES AN             NUMBER OF OPTIONS
                                         AVERAGE TOTAL           ALLOCATED TO THE TOTAL
                                         SHAREHOLDER             SHAREHOLDER RETURN
 LEVEL                                   RETURN PERCENTAGE OF:        COMPONENT:
---------------------------------------------------------------------------------------------
 1. MINIMUM -- (Also, the Company's      at least 16% up to 18%               75%(1)
    average Total Shareholder Return
    percentage must at least equal the
    average for the Company's peer
    group)
---------------------------------------------------------------------------------------------
 2. TARGET                               at least 18% up to 20%              100%(1)
---------------------------------------------------------------------------------------------
 3. TARGET PLUS                          at least 20% up to 23%              120%(1)
---------------------------------------------------------------------------------------------
 4. MAXIMUM                              at least 23%                        150%(1)
---------------------------------------------------------------------------------------------

(1) Note that the number of options granted to each officer as shown in the "Executive Compensation" tables below reflects the "Maximum" number of options that may vest if the highest level of performance-based vesting criteria are achieved.

     Both the Fixed Option Grants and the Variable Option Grants are subject to accelerated vesting. (Capitalized terms are defined in the attached 1999 Plan.)

     - Fixed Option Grants will vest upon the termination of employment of the participant within 24 months after a Change of Control if such termination was by the participant for Good Reason or if such termination was for reasons other than participant's death, total disability or the Company's termination of such employment for Cause;

     - Variable Option Grants will vest upon the date of a Change of Control and the performance criteria levels under the Variable Option Grants will be determined at that time based on a Shortened Final Year; and

     - Variable Option Grants will vest also upon the date of a participant's death or Total Disability and the performance criteria levels under the Variable Option Grants will be determined at that time based on a Shortened Final Year.

     Accelerated vesting of Fixed Option Grants upon the termination of a participant's employment after a Change of Control, and accelerated vesting of Variable Option Grants upon a Change of Control, could result in "excess parachute payments" under the Internal Revenue Code of 1986, as amended. A participant will be subject to a 20% excise tax on the amount of any excess parachute payment. Under the Company's Change of Control Agreements, described under "Executive Compensation -- Change of Control Agreements" below, the Company will be required to gross-up certain participants who have been granted options under the 1999 Plan for any such excise tax, as well as for any income tax and excise tax resulting from the gross-up. Thus, a Change of Control could result in significant costs to the Company. For further discussion of the effect of the gross-up provision in the Change of Control Agreements, see "Federal Income Tax Treatment -- Effect of Accelerated Vesting."

     The 1999 Plan is available to officers of the Company only. The Compensation Committee has granted, subject to shareholder approval, options to the officers of the Company including those options listed under Option Grants in Last Fiscal Year on page 13.

     The 1999 Plan authorizes the Board of Directors to grant Options at an exercise price determined by the Compensation Committee, but not less than one hundred percent (100%) of the fair market value of the common stock on the date on which the Option is granted. The exercise price is generally payable in cash or, in certain circumstances, by the surrender, at the fair market value on the date on which the Option is exercised, of shares of common stock or by requesting that the Company withhold a number of shares with a fair market value equal to the aggregate option exercise price. All Options must expire no later than ten years after the date of grant. Generally, the right of any participant to exercise an Option may not be transferred in any way other than by will or the laws of descent and distribution.

     The Company may loan to an Option holder funds sufficient to exercise all or a portion of any Options, such loans to be made at the absolute discretion of the Compensation Committee. Each such loan shall be evidenced by a promissory note of the Option holder bearing interest equal to the then prevailing yield to maturity on U.S. Treasury obligations having a maturity that most closely matches the maturity date of the note. The note shall be unsecured with full recourse against the Option holder. The note shall be repaid over a period of time not to exceed five years, with ten percent (10%) minimum annual installment payments of principal. The remaining unpaid principal shall be payable at the end of the fifth year; provided that the Company may demand payment, in addition to such installments, as may be required for it to remain in compliance with any applicable state or federal regulation.

FEDERAL INCOME TAX TREATMENT

     The following is a brief description of the federal income tax treatment that will generally apply to options issued under the 1999 Plan, based on federal income tax laws in effect on the date hereof. Participants in the 1999 Plan should not rely on this discussion for individual tax advice, as each participant's situation and the tax consequences will vary depending upon the specific facts and circumstances involved. Each participant is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

     Incentive Options. As discussed above, options granted under the 1999 Plan are intended to constitute incentive stock options ("Incentive Options") under federal tax law to the extent possible. Generally, a participant is not taxed on the grant or the exercise of an Incentive Option. However, a participant's "alternative minimum taxable income" for the year of exercise will be increased by the excess of the fair market value of the shares acquired upon the exercise of an Incentive Option ("ISO Shares") over the exercise price, and thus exercise of an Incentive Option may subject a participant to the "alternative minimum tax" in the year of exercise.

     If a participant sells the ISO Shares at any time within (a) one year after the date of transfer of ISO Shares to such participant pursuant to the exercise of the Incentive Option or (b) two years after the date of grant of the Incentive Option (a "Disqualifying Disposition"), then, at the time of such Disqualifying Disposition, the participant will (1) recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the ISO Shares on the date of exercise, (2) recognize ordinary income equal to the excess, if any, of the lesser of the sales price or the fair market value of the ISO Shares on the date of exercise, over the exercise price of such Incentive Option, and (3) recognize capital loss equal to the excess, if any, of the exercise price of such Incentive Option over the sales price of the ISO Shares. If a participant sells the ISO Shares at any time after the one-year and two-year periods described above, then the participant will recognize long-term capital gain or loss equal to the difference between the sales price and the exercise price of such Incentive Option, and the Company will not be entitled to any deduction.

     Nonqualified Options. The grant of an option that does not qualify for treatment as an Incentive Option (a "Nonqualified Option") is generally not a taxable event. Upon exercise of a Nonqualified Option, a participant will generally recognize ordinary income equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of the exercise) over the exercise price of the option. See "SPECIAL RULES FOR AWARDS GRANTED TO INSIDERS," below.

     Special Rules for Awards Granted to Insiders. If a participant is a director, officer or stockholder of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended (an "Insider"), the timing of the recognition of any ordinary income and the date used to determine the fair market value of the underlying stock may be deferred. Insiders should consult their tax advisors to determine the tax consequences to them of exercising options granted to them pursuant to the 1999 Plan.

     Effect of Accelerated Vesting. The 1999 Plan provides for accelerated vesting of the Fixed Option Grants and Variable Option Grants in connection with a Change of Control, as defined in the 1999 Plan. Accelerated vesting of these grants could, depending on the circumstances surrounding the Change of Control, result in significant amounts being treated as "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code of 1986, as amended. Pursuant to these provisions, a participant will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payments.

     The Company has entered into Change of Control Agreements, discussed more fully below, which require the Company to reimburse, or "gross up," Covered Employees (as defined in the Change of Control Agreements) for the 20% excise tax, as well as any interest and penalties thereon, and any income taxes or excise taxes imposed on the gross-up payments. Reimbursements relating to this excise tax, therefore, could be substantial, since the reimbursements would be subject to income taxes and would be treated as additional excess parachute payments subject to the 20% excise tax.

     Miscellaneous Tax Issues. Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by a participant in connection with awards made under the 1999 Plan.

     A participant's tax basis in shares of Common Stock acquired pursuant to the 1999 Plan generally will equal the exercise price of the option plus any amount recognized as ordinary income with respect to the shares. Other than ordinary income recognized with respect to shares and included in such participant's tax basis, any subsequent gain or loss upon the disposition of such shares generally will be capital gain or loss (long-term or short-term, depending on the participant's holding period).

     Special rules will apply in cases where a participant pays the exercise or purchase price of an option or applicable withholding tax obligations under the 1999 Plan by delivering previously owned shares of Common Stock or by reducing the amount of shares otherwise issuable pursuant to the option. The surrender or withholding of such shares will in certain circumstances result in the recognition of income with respect to the shares or a carryover basis in the shares acquired, and may constitute a Disqualifying Disposition with respect to ISO Shares.

     The Company generally obtains a deduction equal to the ordinary income recognized by a participant. However, the Company's deduction for such amounts may be limited to $1,000,000 (per person) annually. Nevertheless, the 1999 Plan has been structured with the intent to qualify deductions arising from the 1999 Plan as "performance-based compensation" not subject to this $1,000,000 limit. The Company does not obtain a deduction for any amount treated as an "excess parachute payment" as discussed above.

     The foregoing description of the 1999 Plan is qualified in its entirety by reference to the definitive terms of the 1999 Plan in the form attached as Exhibit A to this Proxy Statement.

                           OFFICERS AND KEY EMPLOYEES

     The executive officers and key employees of the Company are:

        NAME          AGE                       POSITION
        ----          ---                       --------
Glenn L. Carpenter    57    Chairman of the Board, President, Chief Executive
                            Officer and Director
Donald G. Herrman     43    Executive Vice President, Chief Financial Officer
                            and Secretary
J.R. Wetzel           42    Executive Vice President of Operations and Chief
                            Operating Officer
Lonnie P. Nadal       44    Senior Vice President of Acquisitions
Robert A. Dewey       40    Senior Vice President of Industrial Operations
Kimberly G. Solbakk   44    Senior vice President of Apartment Operations
Angela M. Wixted      45    Senior Vice President and Treasurer

     The following is a biographical summary of experience for the executive officers, and key employees of the Company, other than Mr. Carpenter, whose information appears on page 5.

     DONALD G. HERRMAN has been Executive Vice President of the Company since May 1995, Senior Vice President, Secretary, and Chief Financial Officer of the Company since its formation in 1993, and served as Treasurer of the Company from February 1994 to October 1994. Mr. Herrman served as Vice President -- Finance and Secretary of Realty from January 1992 until February 1994, and as Realty's Treasurer from 1989 until February 1994. From 1985 until 1990, Mr. Herrman served as Controller of Realty. Mr. Herrman is a certified public accountant in California.

     J.R. WETZEL has been Chief Operating Officer of the Company since December 1999, and Executive Vice President of Operations since he joined the Company in May 1998. Mr. Wetzel is currently President of the Southern California Chapter of the National Association of Industrial and Office Properties. Prior to that time, Mr. Wetzel had served as Vice President -- Development/Western Region for Industrial Developments International since April 1996, and had served in various executive positions for O'Donnell Property Services since January 1994.

     LONNIE P. NADAL has been Senior Vice President of Acquisitions since 1996 and Vice President of Acquisitions since the Company's formation in 1993. Mr. Nadal served as Vice President -- Acquisitions of Realty from January 1992 to February 1994, and as a Director of Operations from August 1991 until February 1994. From 1991 until 1993, Mr. Nadal was a partner of Lincoln Property Company, a development and property management company.

     ROBERT A. DEWEY has served as Senior Vice President of Industrial Operations since May 1998, Vice President of Industrial Operations since January 1995, and Vice President of Operations of the Company since its formation in 1993. Mr. Dewey served as Director of Asset Management for Realty from 1992 until February 1994. From 1991 to 1992, he was oversight manager of the Newport Beach office of the Resolution Trust Corporation. From 1988 to 1990, Mr. Dewey was a Commercial Manager for a development company.

     KIMBERLY G. SOLBAKK has served as Senior Vice President of Apartment Operations since December 1998, and Vice President of Apartment Operations since January 1996. Mr. Solbakk served as Director of Apartment Operations and Regional Manager for the Pacific Northwest apartment communities owned by the Company from August 1993 to December 1995. From 1991 to August of 1993, Ms. Solbakk served as a district manager for Lexford Properties in Irving, Texas.

     ANGELA M. WIXTED has served as Senior Vice President and Treasurer since December 1998, and Vice President and Treasurer since March 1997. From October 1994 to March 1997, she served as Treasurer and Controller. Ms. Wixted served as a financial consultant for various clients from 1993 to 1994. From 1992 to 1993, Ms. Wixted was Controller for O'Donnell Property Services. From 1986 to 1992, Ms. Wixted served as CFO/Controller of SDC Investment, Inc. Ms. Wixted is a certified public accountant in California.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information concerning total compensation earned or paid to its Chief Executive Officer and to each of the four other most highly compensated officers and key employees of the Company whose cash compensation exceeded $100,000 on an annualized basis for services rendered to the Company during each of the last three fiscal years.

                                                                              LONG-TERM COMPENSATION
                                                            ANNUAL          ---------------------------
                                                        COMPENSATION(1)       AWARDS/
                                             FISCAL   -------------------     OPTIONS      RESTRICTED      ALL OTHER
        NAME           PRINCIPAL POSITIONS    YEAR     SALARY     BONUS     GRANTED(2)    STOCK GRANTED   COMPENSATION
        ----           -------------------   ------   --------   --------   -----------   -------------   ------------
GLENN L. CARPENTER     Chairman of the        1999    $350,000   $252,494     265,000             --        $15,530
                       Board, Chief           1998     330,000    203,000      40,000        $70,000          7,500
                       Executive Officer      1997     330,000     95,000     100,000             --          2,025
                       and President
DONALD G. HERRMAN      Executive Vice         1999     220,000    139,000     145,000             --          9,900
                       President/Chief        1998     200,000    106,800      25,000        115,000          6,057
                       Financial Officer      1997     175,000     55,000      70,000             --          2,025
                       and Secretary

J.R. WETZEL(4)         Executive Vice         1999     225,000    141,250     145,000             --          5,063
                       President of           1998     200,000     91,000      75,000        301,000             --
                       Operations             1997          --         --          --             --             --

LONNIE P. NADAL        Senior Vice            1999     200,000     95,000      80,000             --          9,000
                       President of           1998     188,800     97,320      15,000         15,000          7,500
                       Acquisitions           1997     160,000     49,000      65,000             --          1,825

ROBERT A. DEWEY        Senior Vice            1999     150,000     90,000      80,000             --          6,750
                       President of           1998     150,000     74,300      15,000         15,000          6,750
                       Industrial             1997     125,000     22,500      45,000         42,250          1,544
                       Operations

---------------
(1) The Company provides automobiles and club memberships to certain key employees, including certain officers listed above, the value of which is not included in the table above and which in any case did not exceed the lesser of $50,000 or 10% of the annual salary and bonus of any individual for the applicable year.

(2) The amount shown represents the number of shares purchasable upon exercise of options granted under the Company's share option plans. The options shown as granted in 1999 were granted effective as of three dates: (a) February 25, 1999 with an exercise price of $20.125 with vesting occurring in equal installments on each of the first five anniversaries of the date of grant;
    (b) March 11, 1999 with an exercise price of $18.938 and vesting in equal installments on each of the first five anniversaries of the date of grant;
    (c) September 9, 1999 with an exercise price of $20.75. The September 9, 1999 options consist of fixed and variable stock options. The fixed options vest in three equal installments at the end of years 1999, 2000 and 2001. The variable options reflect the "Maximum" number that may vest if the highest level of performance based vesting criteria are achieved. See "Item 2 -- Approval of 1999 Long Term Stock Compensation Plan." The options shown as granted in 1998 were granted effective as of the three dates: (a) May 11, 1998 with an exercise price of $22.563 with vesting occurring in equal installments on each of the first five anniversaries of the date of grant;
    (b) December 2, 1998 with an exercise price of $19.50 and vesting in equal installments on each of the first five anniversaries of the date of grant; and (c) December 2, 1998 with an exercise price of $19.938 and vesting in equal installments on each of the first five anniversaries of the date of the grant. The options granted in 1997 were granted effective as of two dates: (a) March 5, 1997 with an exercise price of $23.125 with vesting occurring in equal installments on each of the first five anniversaries of the date of the grant and (b) December 1, 1997 with the exercise price of $22.625 and vesting in equal installments on each of the first five anniversaries of the date of the grant.

(3) The amounts shown are those expensed for financial reporting purposes under the Company's Thrift Plan. See "Thrift Plan" below for a description of such Plan.

(4) J.R. Wetzel commenced employment with the Company on May 10, 1998.

SHARE OPTION PLANS

     The Company adopted the 1993 Share Option Plan (the "1993 Plan") to provide incentives to attract and retain officers and employees. In 1998, the Company amended the 1993 Plan to increase the number of shares for which options may be granted from 1,050,000 shares to 2,300,000 shares. The 1993 Plan provides for grants of options to purchase a specified number of shares of common stock, awards of restricted common stock, and grants of stock appreciation rights. Under the 1993 Plan the total number of common shares available to be granted is 2,300,000, 300,000 shares of which have been reserved for awards to non-employee directors. Participants in the 1993 Plan who are officers or any other employees of the Company are selected by the Compensation Committee. Directors of the Company are also eligible to participate, but in the case of directors who are not also employees, only pursuant to automatic grants under a specified formula set forth in the 1993 Plan. No employee may receive a grant of options for more than 100,000 shares of common Stock in any calendar year.

     In addition, subject to the approval of the shareholders at this annual meeting, the Board of Directors approved a long-term stock compensation plan ("1999 Plan"). Under this plan, options to acquire 845,000 shares at an exercise price of $20.75 per share were granted to officers of the Company. Of the options, 210,000 are fixed options, which vest in three equal installments at the end of years 1999, 2000 and 2001. The remaining 635,000 options are variable and reflect the "Maximum" number that may vest if the highest level of performance-based vesting criteria are achieved. Any vesting of such options will only occur after December 31, 2001 (subject to earlier vesting in the event of a change in control of the Company or the death or disability of a participant). See "Item 2 -- Approval of 1999 Long Term Stock Compensation Plan."

     Stock Options. The following table sets forth (i) all individual grants of stock options made by the Company during 1999 to each of the named officers and key employees (all of which grants were made under the 1993 Plan or the 1999
Plan), (ii) the ratio that the number of options granted to each individual bears to the total number of options granted to all employees of the Company,
(iii) the exercise price and expiration date of these options, and (iv) the estimated potential realizable values assuming either a 5% or 10% annualized rate of appreciation from the relevant date of grant.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                 POTENTIAL REALIZABLE
                                               % OF TOTAL                                       VALUE AT ASSUMED ANNUAL
                                                 OPTIONS                                         RATES OF STOCK PRICE
                                NUMBER OF      GRANTED TO                                       APPRECIATION FOR OPTION
                              COMMON SHARES     EMPLOYEES                                               TERM(1)
                               UNDERLYING       IN FISCAL    EXERCISE PRICE                     -----------------------
           NAME              OPTIONS GRANTED      YEAR           ($/SH)       EXPIRATION DATE       5%          10%
           ----              ---------------   -----------   --------------   ---------------   ----------   ----------
Glenn L. Carpenter.........     $ 15,000           29%          $18,935          03/09/09       $  179,000   $  453,000
                                 100,000(2)                      20.750          09/08/09        1,305,000    3,307,000
                                 150,000(3)                      20.750          09/08/09        1,957,000    4,961,000
J.R. Wetzel................       10,000           16%           20.125          02/24/09          127,000      321,000
                                  35,000(2)                      20.750          09/08/09          457,000    1,157,000
                                 100,000(3)                      20.750          09/08/09        1,305,000    3,307,000
Donald G. Herrman..........       10,000           16%           20.125          02/24/09          127,000      321,000
                                  35,000(2)                      20.750          09/08/09          457,000    1,157,000
                                 100,000(3)                      20.750          09/08/09        1,305,000    3,307,000
Lonnie P. Nadal............       10,000           16%           20.125          02/24/09          127,000      321,000
                                  10,000(2)                      20.750          09/08/09          130,000      331,000
                                  60,000(3)                      20.750          09/08/09          783,000    1,984,000
Robert A. Dewey............       10,000            9%           20.125          02/24/09          127,000      321,000
                                  10,000(2)                      20.750          09/08/09          130,000      331,000
                                  60,000(3)                      20.750          09/08/09          783,000    1,984,000

---------------
(1) The amounts shown in these columns are based upon assumed rates of appreciation over the option term, which are prescribed by applicable SEC regulations. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's common stock, overall market conditions and the option holder's continued employment through the applicable vesting periods.

(2) Represents fixed options, which vest in three equal installments at the end of years 1999, 2000 and 2001, subject to shareholder approval.

(3) Represents variable options, which reflect the "Maximum" number that may vest if the highest level of performance-based vesting criteria are achieved, subject to shareholder approval. See "Item 2 -- Approval of 1999 Long Term Stock Compensation Plan."

       AGGREGATED OPTIONS EXERCISES IN FISCAL 1999 AND FISCAL YEAR-END OPTION
                                       VALUES

                                         NUMBER OF COMMON SHARES            VALUE OF UNEXERCISED
                                          UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                                       OPTIONS AT DECEMBER 31, 1999         AT DECEMBER 31, 1999
                                      ------------------------------    ----------------------------
                NAME                  EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
                ----                  -----------    ---------------    -----------    -------------
Glenn Carpenter.....................   $135,133          $197,867        $212,680         $34,380
Donald G. Herrman...................    130,167           162,333         145,000          28,750
J. R. Wetzel........................     71,667           148,333          20,000          20,000
Lonnie P. Nadal.....................     51,200            50,800          93,250           8,050
Robert A. Dewey.....................     23,400            33,600          28,750           2,450

---------------
(1) Market value of underlying securities at December 31, 1999 minus the exercise price of the "in-the-money" option.

DEFERRED COMPENSATION PLAN

     The Company has established a deferred compensation plan (the "Deferred Compensation Plan") pursuant to which certain highly-compensated or management employees of the Company may elect to defer payment of a percentage of the compensation payable to them by the Company. Pursuant to the Deferred Compensation Plan, the Company may make certain matching contributions equal to the amounts of compensation elected to be deferred under the Deferred Compensation Plan, and may also make other discretionary contributions. All amounts deferred by employees and all contributions made by the Company under the Deferred Compensation Plan are held in an investment fund. The Deferred Compensation Plan is intended to be a nonqualified plan under the Code.

     Mr. Carpenter received credit under the Deferred Compensation Plan for years of service with Realty. The Company assumed the obligations of Realty and Mr. Carpenter is fully vested. Annualized examples of the benefits, commencing at age 65, are set forth below. The examples assume retirement as of December 31, 1999 after assumed years of service.

                           DEFERRED COMPENSATION PLAN
                  ESTIMATED ANNUAL BENEFITS PAYABLE AT AGE 65
                                YEARS OF SERVICE

 SALARY       5        10        15        20        25        30
--------   -------   -------   -------   -------   -------   -------
$100,000   $21,225   $17,450   $13,674   $ 9,899   $ 6,124   $ 7,348
 125,000    26,438    21,626    16,814    12,001     7,189     8,627
 150,000    31,651    25,802    19,953    14,104     8,255     9,906
 175,000    37,486    31,223    24,959    18,695    12,431    14,917
 200,000    43,736    37,473    31,209    24,945    18,681    22,417
 225,000    49,986    43,723    37,459    31,195    24,931    29,917
 250,000    56,236    49,973    43,709    37,445    31,181    37,417
 275,000    62,486    56,223    49,959    43,695    37,431    44,917
 300,000    68,736    62,473    56,209    49,945    43,681    52,417
 325,000    74,986    68,723    62,459    56,195    49,931    59,917
 350,000    81,236    74,973    68,709    62,445    56,181    67,417

RETIREMENT INCOME PLAN

     The Company has established a defined benefit retirement income plan (the "Retirement Income Plan") that is noncontributory. Benefits are determined regardless of position under a formula applied uniformly to all employees of the Company (except as otherwise required under the Code's "top-heavy" rules relating to "key" employees), and depend upon the employee's length of service, and the employee's highest consecutive five year average earnings up to $160,000 less certain social security benefits.

     Employees are eligible to participate in the plan after attaining age 21 and completing one year of service. The plan currently provides for 100% vesting of an employee's interest after five years of service, except to the extent faster vesting is required under the Code's "top-heavy" rules.

     The following table illustrates the estimated annual retirement benefit payable under their Retirement Income Plan at age 65, after reduction for certain social security benefits, for participants with compensation and credited years of service shown. The benefits shown assume retirement at age 65 as of December 31, 1999, subject to maximum annual benefit of $130,000 shown below. This maximum annual amount is actuarially increased as participants who retire after age 65.

                                YEARS OF SERVICE

   SALARY       5        10        15        20        25        30
  --------   -------   -------   -------   -------   -------   -------
  $100,000   $ 9,557   $19,115   $28,637   $38,231   $47,788   $57,346
   125,000    12,182    24,365    36,548    48,731    60,913    73,096
   150,000    14,807    29,615    44,423    59,231    74,038    88,846
   175,000**  15,857    31,715    47,573    63,431    79,288    95,146
   200,000    15,857    31,715    47,573    63,431    79,288    95,146

---------------
** As the annual compensation increases, the estimated annual retirement benefit payable will remain constant due to the $160,000 compensation limited invoked by the IRS.

     Participants will receive credit under the Retirement Income Plan for employment by Realty. The officers and their salaries covered under these plans and their years of service for the purposes of these plans are as follows:

                                                                                          DEFERRED
                                                ANNUAL      YEARS OF     RETIREMENT     COMPENSATION
                    NAME                        SALARY     SERVICE(1)    INCOME PLAN     AGREEMENT
                    ----                       --------    ----------    -----------    ------------
Mr. Carpenter................................  $350,000        28          Yes            Yes
Mr. Herrman..................................  $220,000        15          Yes            No
Mr. Wetzel...................................  $225,000         1          Yes            No

---------------
(1) Includes years of service at Realty.

THRIFT PLAN

     The Company has established a thrift plan under which employees may elect to contribute up to 21% of their annual compensation on a combination before-and-after tax basis, excluding bonuses. Contributions by the employee are matched by the Company at 75% rate with total matching contributions not exceeding a maximum of 4 1/2% of the contributing employee's annual compensation up to a maximum of 6% of compensation. Matching contributions and employee contributions are invested in a fixed income fund, various growth funds, or a combination thereof, according to the employee's choice. The Plan provides for 20% vesting of contributions by the Company for each full year of service, increasing to 100% vesting of contributions by the Company for each full year of service, increasing to 100% vesting after five years of service. (See "Compensation" above for the amounts contributed by the Company during 1999 for the benefit of its officers.)

EMPLOYMENT AGREEMENT

     Mr. Carpenter has an employment agreement with the Company that has an initial term of five years, which commenced September 1, 1998, and is subject to an automatic one-year extension at the end of each year during the initial term of the agreement unless terminated by the Company or Mr. Carpenter. The agreement provides for annual base compensation, subject to any increases in base compensation recommended by the Compensation Committee and approved by the Board of Directors. Mr. Carpenter and the other officers of the Company will also receive incentive compensation in accordance with criteria to be established by the Compensation Committee and approved by the Board of Directors, which the Company expects will be determined primarily on the basis of Funds From Operations growth per common share and in some cases on the basis of division or other performance goals.

     Mr. Carpenter's employment agreement provides for certain severance payments in the event of death or disability or upon termination by the Company without good cause or termination by Mr. Carpenter with good reason. Mr. Carpenter's employment agreement also provides for certain payments and other benefits in the event he is terminated following a "Change of Control," which is defined in the employment agreement to include (i) certain acquisitions by persons not affiliated with the Company of 20% or more of the Company's outstanding voting securities; (ii) the replacement of a least a majority of the individuals who were members of the Company's Board of Directors on the effective date of Mr. Carpenter's employment agreement (the "Incumbent Board");
(iii) a merger, consolidation or reorganization involving the Company, unless:
(x) the outstanding voting securities of the corporation resulting from such transaction (the "Surviving Corporation") in substantially the same proportion to their ownership to the Company's voting securities prior to the transaction,
(y) the individuals who comprised the Incumbent Board immediately prior to the execution of the agreement relating to such a transaction constitute at least a majority of the board of the Surviving Corporation and (z) other than certain persons and plans affiliated with the Company and persons who beneficially owned 15% or more of the Company's outstanding voting securities immediately prior to such transaction, no person owns 15% or more of the Surviving Corporation; (iv) a complete liquidation or dissolution of the voting securities of the Surviving Corporation; and (v) a sale of substantial all of the Company's assets to any person other than a subsidiary of the Company. If Mr. Carpenter's employment were to be terminated for any reason within 36 months following a Change of Control, Mr. Carpenter would be entitled to certain benefits, including the immediate vesting of all stock options and other awards issued by the Company to Mr. Carpenter and all unvested employer contributions in Mr. Carpenter's 401(k) account, as well as the payment of cash of a severance payment equal to the three times the sum of (I) Mr. Carpenter's base salary then in effect and (ii) the highest annual bonus received by Mr. Carpenter during the five fiscal years ended prior to the Change of Control.

CHANGE OF CONTROL AGREEMENTS

     The Company has entered into Change of Control Agreements (the "Change of Control Agreements") with the following executive officers: Mr. Herrman, Mr. Wetzel, Mr. Nadal, Mr. Dewey, Ms. Solbakk and Ms. Wixted (each, a "Covered Executive" and collectively, the "Covered Executives"). The following summary of the material terms of the Change of Control Agreement is qualified in its entirety by reference to the full text of the Form of Change of Control Agreement, a copy of which has been filed as an exhibit to the Company's Annual Report on Form 10-K filed with the Commission on about March 30, 1998.

     The Change of Control Agreements were effective as of March 16, 1998 and expire on December 31, 2000, subject to automatic one-year extensions unless terminated by either the Company or a Covered Executive; provided, however, that the Change of Control Agreements may not expire prior to the expiration of 24 months after the occurrence of a "Change of Control." A Change of Control, for purposes of the Change of Control Agreements, includes (i) certain acquisitions by persons not affiliated with the Company of 20% (as distinguished from 35% under the 1999 Plan) or more of the Company's outstanding voting securities;
(ii) such time as directors whose election or appointment to the Board was not approved by a 2/3 vote of the incumbent directors or who joined the Board under the threat of a proxy contest constitute 50% or more of the total number of directors; (iii) a merger, consolidation or reorganization involving the Company, unless: (x) the Company's stockholders as constituted immediately prior to such transaction own at least 50% of the outstanding voting securities of the corporation resulting from such transaction (the "Surviving Corporation") in substantially the same proportion to their ownership of the Company's voting securities prior to the transaction, (y) the individuals who comprised the Incumbent Board immediately prior to the execution of the agreement relating to such a transaction constitute at least a majority of the board of the Surviving Corporation and (z) other than certain persons and plans affiliated with the Company and persons who beneficially owned 15% or more of the Company's outstanding voting securities immediately prior to such transaction, no person owns 15% or more of the outstanding voting securities of the Surviving Corporation; (iv) a complete liquidation or dissolution of the Company; and (v) a sale of substantially all of the Company's assets to any person other than a subsidiary of the Company.

     The Change of Control Agreements provide for the payment of certain benefits to any Covered Executive whose employment with the Company is terminated within 24 months following a Change of Control. The Change of Control Agreements provide that, if a covered Executive's employment with the Company is terminated within such period for any reason other than for "Cause," "Disability," death or by the Covered Executive other than for "Good Reason" (all terms as defined in the Change of Control Agreement), the Covered Executive shall be entitled to certain benefits, including the immediate vesting of all stock options issued under the Company's Share Plan and the payment of a severance payment equal to twice the sum of (i) the Covered Executive's annual base salary and (ii) the Covered Executive's annual bonus for the fiscal year immediately preceding the fiscal year in which the Change of Control occurred.

     The Change of Control Agreements also contain an excise tax gross-up provision that requires the Company to reimburse each Covered Employee for any excise tax imposed under Section 4999 of the Internal Revenue Code ("Excise Tax"), any interest and penalties thereon, and any income taxes or excise taxes imposed on the gross-up payments (the "Excise Tax"). This provision is intended to put the Covered Executive in the same position as if no excise tax had been imposed. The gross-up provision applies to any payments to the Covered Employee with respect to the Company, whether or not such payments are made pursuant to a Change of Control Agreement.

     The Excise Tax is equal to 20% of any "excess parachute payment". A payment to a Covered Employee is an excess parachute payment to the extent that total "parachute payments" to the Covered Employee exceed his or her "base amount", except that the Excise Tax is not imposed unless the total parachute payments to the Covered Employee exceed three times the Covered Employee's base amount. "Parachute payments" are compensatory payments contingent on a change in ownership or effective control of the Company or a substantial portion of its assets, and the "base amount" for any Covered Employee is equal to his or her average annual compensation for the five-year period preceding the year of the change in control (or such shorter period as the individual has been employed by the Company).

     Severance payments and certain other payments under the Change of Control Agreements would constitute parachute payments for purposes of the Excise Tax. In addition, acceleration of vesting under the Company's option, restricted stock and other plans, whether the acceleration occurs pursuant to such plans or pursuant to the Change of Control Agreements, would be treated as parachute payments to the extent of the value of the acceleration.

                      REPORT OF THE COMPENSATION COMMITTEE

     The following Report of the Compensation Committee and the Executive Performance Subcommittee and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

     The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for 1999.

GENERAL

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation program. The Committee is composed entirely of outside directors. The Compensation Committee was appointed following the closing of the Company's Initial Public Offering on February 18, 1994 and the appointment of the Company's independent directors. Accordingly, the Compensation Committee did not participate in the determination of compensation for the Company's officers and managerial employees at the outset, or in the negotiation of the employment contracts with any of the Company's officers or in the award of stock options to any such persons in connection with the Company's Initial Public Offering.

     The objective the Company's executive compensation program is to develop and maintain reward programs which contribute to the enhancement for shareholder value, while attracting, motivating and retaining key personnel who are essential to the long-term success of the Company. As discussed in detail below, the Company's executive compensation program consists of both fixed (base salary) and variable (incentive) compensation elements. Variable compensation consists of annual cash incentive, restricted share grants, and stock option grants, and may be in the form of short term and long-term arrangements. These elements are designed to operate on an integrated basis and together comprise total compensation value.

     The Compensation Committee believes that competitive base salaries are necessary to retain and attract talented officers and managerial employees. Subject to minimal levels specified in employment contracts, the Compensation Committee intends that the base salaries paid to officers and managerial employees of the Company will continue to be comparable to the base salaries received by employees occupying positions of similar responsibility in comparable companies in the same industry. To ensure comparability, the Compensation Committee has in the past retained, and expects in the future to retain, the services of one or more independent compensation consultants.

     The Committee reviewed executive compensation in light of the Company's performance during 1999 and compensation data relating to companies that were considered comparable. In this regard, the Committee considered a variety of factors, including the achievement of operational and financial goals during 1999.

     It is the Compensation Committee's belief that none of the Company's officers or key employees will be affected by the provisions of Section 162(m) of the Internal Revenue Code (the "Code"), which limits the deductibility of certain executive compensation during 1999. Therefore, the Committee has not adopted a policy as to compliance with the requirements of Section 162(m). However, the Variable Option Grants under the 1999 Plan have been designed to comply with the requirements of Section 162(m).

BASE SALARY

     Base salary levels for the Company's officers are determined through annual employment evaluations, submitted to the Committee by the Chief Executive Officer (CEO), along with comparisons of companies in the real estate industry. Salary information about comparable companies is surveyed by reference to public disclosures made by companies in the real estate industry. In addition, the Committee from time to time obtains information about comparable salary levels from an outside compensation consultant. The base salary level for the CEO is determined by the Board of Directors based upon an annual evaluation of the performance of the CEO and recommendation from the Compensation Committee.

ANNUAL CASH INCENTIVES

     The annual cash incentive is designed to provide a short-term (one-year) incentive to officers and key employees based on a percentage of the individuals base salary. Incentive awards are based on the achievement of predetermined corporate and individual performance goals. For the CEO, the relative weights of the corporate and individual performance measures are 100% to the Company's goals. For the Executive Vice Presidents, the relative weights are 90% of the Company's goals and 10% to the individual goals; for the Senior Vice
President -- Acquisitions, the relative weights are 80% Company's goals and 20% to the individual's goals; for the Senior Vice President -- Operations the relative weights are 70% Company's goals and 30% to the individual's goals. Specific individual goals for each individual are established at the beginning of the year (by the Committee in the case of the CEO and by the CEO in all other cases) and are tied to the functional responsibilities of each individual. Individual goals may include objective and subjective factors, such as improving the performance of assets managed by the individual, successful acquisitions or sales, development of leadership skills and personal training and education. The Company's goals are based on operating performance, as measured by a predetermined increase in Funds From Operations. Other than the allocation between individual and Company goals, no specific weights are assigned to the individual goals. In addition, no bonus awards are made if a minimum level of Funds From Operations is not met.

     In addition to the annual cash incentive described above, a discretionary incentive award will be awarded if the Company exceeds its predetermined corporate performance goal. The total incentive pool available to the officers and key employees will be determined based on a variable percentage of the total annual cash incentive available to the officers and key employees. The percentage will be calculated based on the amount the company exceeds the predetermined corporate performance goal. The discretionary incentive award may be awarded in cash or restricted stock or a combination of cash and restricted stock. The discretionary incentive award is awarded at the sole and absolute discretion of the Compensation Committee as to all officers and key employees other than the CEO and the Board of Directors as to the CEO.

     In 1999, the Company exceeded its performance objectives and the individual officers' performance targets. Cash bonuses of $969,000 were awarded to the officers, including the CEO for 1999.

STOCK OPTIONS AND RESTRICTED SHARES

     Stock options are designed to provide long-term (up to ten year) incentives and rewards tied to the price of the Company's common shares. Given the fluctuations of the stock market, stock price performance and financial performance are not always consistent. The Committee believes that stock options, which provide value to participants only when the Company's shareholders benefit from the stock price appreciation, are an important component of the Company's annual executive compensation program. The number of options or shares currently held by an officer is not a factor in determining individual grants, and the Committee has not established any target level of ownership of company stock by the Company's officers. However, accumulation and retention of shares of Company stock by officers is encouraged.

     In 1999, the Committee and the Board of Directors approved, subject to shareholder approval, the 1999 Long Term Stock Compensation Plan (the "1999 Plan"). The plan is intended to provide incentives for the Company's officers to improve the long-term performance of the Company.

     The 1999 Plan, which is more fully described in Item 2 of the Proxy, covers the period from July 1, 1999 to December 31, 2001. The 1999 Plan contains fixed option grants, which vest in three equal installments at the end of years 1999, 2000 and 2001. The remaining option grants (75% of the total number of options under the 1999 Plan) are variable option grants, which will vest at the end of the plan period. The variable option grants will only vest if the Company achieves certain minimum levels of performance based on funds from operation growth and average total shareholder return.

     Stock options under the 1993 Plan may be awarded annually. Stock options under the 1999 Plan were awarded in 1999 and no further options are eligible to be granted under the 1999 Plan. The Company does not adhere to firmly established formulas for the issuance of options. During fiscal 1999, each officer received stock option grants. The summary Compensation Table shows the options granted to the named officers for the past three years, including the CEO. In determining the size of the grants to the CEO and the other named officers, the Committee assessed relative levels of responsibility and the long-term incentive practices of other comparable companies.

     In accordance with the provisions of the 1993 Plan and the 1999 Plan, the exercise price of all options granted was equal to the market value of the underlying shares on the date of grant. Accordingly, the value of these grants to the officers was dependent solely upon the future growth and share value of the Company's common shares.

     The foregoing report is given by the members of the Compensation Committee, namely;

                                 Peter Eppinga

                                 John F. Kooken

                                Robert E. Morgan

                                Keith W. Renken

                         COMPARATIVE STOCK PERFORMANCE

     The line graph below compares the cumulative total share holder return on Common Stock of the Company since December 31, 1994 with the cumulative total return on the S&P 500 Index and the NAREIT All Equity REIT Total Return Index over the same period. This comparison assumes that the value of the investment in the Company's common shares and on each index was $100 on December 31, 1994 and that all dividends were reinvested.
[Performance Graph]

                                                                                                         NAREIT ALL EQUITY REIT
                                             PACIFIC GULF PROPERTIES INC.            S&P 500                      INDEX
                                             ----------------------------            -------             ----------------------
12/31/94                                                 100.00                      100.00                      100.00
12/31/95                                                 122.44                      137.58                      115.27
12/31/96                                                 160.31                      169.03                      155.92
12/31/97                                                 209.89                      225.44                      187.51
12/31/98                                                 192.17                      289.79                      154.69
12/31/99                                                 211.40                      350.78                      147.54

                                 ANNUAL REPORT

     The Annual Report of the Company for the year ended December 31, 1999, including financial statements audited by Ernst & Young, LLP, independent auditors, and their report thereon, is being mailed to all shareholders with this Proxy Statement. The Annual Report dos not constitute a part of the proxy solicitation material. In addition, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1999, as filed with the SEC, will be sent to any shareholder without charge upon written request to the Company, 4220 Von Karman, Second Floor, Newport Beach, California 92660, Attn: Secretary.

                           ADVANCE NOTICE PROCEDURES

     Under the Company's Bylaws, no business may be conducted at the annual meeting unless brought before the meeting by or at the direction of a majority of the Board or by a stockholder entitled to vote at the meeting (i) whose proposal was included in the Company's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act, as amended, or (ii) who has delivered notice to the Company (containing certain information specified in the Bylaws) not less than 75 days nor more than 180 days prior to the first anniversary of the preceding year's annual meeting.

     The Bylaws contain a similar provision with respect to the nominations by stockholders for election to the Board of Directors. The Bylaws provide that, in order for a stockholder's nomination to be considered, the stockholder must notify the Company's Secretary not less than 75 days but not more than 180 days prior to the anniversary of the preceding year's annual meeting. Any stockholder nomination must include the following information regarding the nominee: name, age, business and home address of the nominee, principal occupation for past five years, number of shares of stock owned, and the nominee's written consent to be named as nominee in proxy statement and to serve as a director if elected. Additionally, the notice must include the following information relating to the nominating stockholder: name and address, name and address of other stockholders known to support the nomination, and the class of and number of shares of stock held by such stockholder(s).

     A copy of the full text of the Bylaw provisions relating to matters to be considered at the annual meeting can be obtained by writing to the Company's Secretary at the address set forth above under "Annual Report."

                PROPOSALS FOR INCLUSION IN 2001 PROXY STATEMENT

     Any proposal by a shareholder intended to be presented at the 2001 Annual meeting of shareholders and included in the Company's Proxy Statement must be received by the Company at its principal executive offices not later than December 18, 2000 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP served as the Company's independent auditors for the 1999 fiscal year. A representative of Ernst & Young, LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire. The Company's Board of Directors will, consistent with past practice, appoint the independent auditors for 2000 in the third quarter of 2000.

                                 OTHER MATTERS

     The Company is not aware of any business or matter other than those indicated above which may properly be presented at the Annual Meeting. If, however, any other matter properly comes before the Annual Meeting, the proxy holders will, in their discretion, vote thereon in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          DONALD G. HERRMAN
                                          Executive Vice President
                                          Chief Financial Officer and Secretary

April 17, 2000

                                                                       EXHIBIT A

                          PACIFIC GULF PROPERTIES INC.

                     1999 LONG TERM STOCK COMPENSATION PLAN

I. ESTABLISHMENT, PURPOSE AND DURATION.

     1.1 There is hereby adopted the 1999 Long Term Stock Compensation Plan (the "PLAN") of Pacific Gulf Properties Inc. (the "COMPANY"). THE GRANT OF OPTIONS UNDER THE PLAN IS CONDITIONED ON APPROVAL OF THE PLAN BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES OF VOTING STOCK OF THE COMPANY, VOTING IN PERSON OR BY PROXY AT A STOCKHOLDERS' MEETING DULY HELD WITHIN 12 MONTHS OF ITS ADOPTION. No option granted hereunder shall be exercisable unless and until the Plan has been so approved. Capitalized terms are defined in Article VIII.

     1.2 The purpose of the Plan is to provide incentives for the Company's executives to improve the long term performance of the Company.

     1.3 This Plan is intended to be in addition to, and not in substitution of, any other stock option or incentive plan of the Company.

     1.4 Each option granted under the Plan may be either an option intended to be an Incentive Stock Option or an option not so intended, as specified in the applicable Option Agreement. No participant may be granted options to purchase more than two hundred fifty thousand (250,000) shares in any year.

     1.5 The period covered by the Plan is July 1, 1999 through December 31, 2001 (the "PLAN PERIOD").

II. ADMINISTRATION OF THE PLAN.

     2.1 Subject to any contrary decision of the Board of Directors (the "BOARD"), the Plan shall be administered by the Compensation Committee of the Board (the "COMMITTEE"). The Committee shall consist solely of two or more Non-Employee and Outside directors. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee.

     2.2 Subject to the terms and conditions and within the limitations of the Plan, the Committee shall have the sole authority, in its absolute discretion, to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan and to construe and interpret the Plan, the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Committee shall be binding on all holders of options.

     2.3 The Board may determine which key employees of the Company or of any affiliate should be granted options under the Plan, the terms thereof (to the extent not specified in the Plan), thenumber of shares subject to such option or options, and the time or times at which options should be granted; provided, however, that no options shall be granted after December 31, 1999. The Board shall have the authority to grant options under the Plan.

     2.4 Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under the Plan.

     2.5 In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely on the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such determination made, or action or inaction undertaken, in good faith.

     2.6 In lieu of the foregoing, if the Board, in its discretion, so determines, the Plan shall be solely administered by the Board. In such a case, the term "Committee" when used in this Plan and in any option agreement shall refer to the Board and the Board shall have the authority to perform any and all actions that the Committee is authorized to perform including, without limitation, the authority to act on all matters concerning the Plan and its administration.

III. STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 5.12, the maximum number and kind of shares of stock as to which options may be granted under the Plan are eight hundred forty-five thousand (845,000) shares of Common Stock, par value $.01 per share ("COMMON STOCK"), of the Company. As the Committee may determine from time to time, the shares subject to options may consist either in whole or in part of authorized but unissued shares, or authorized and issued shares reacquired by the Company and held in its treasury.

IV. ELIGIBILITY AND EXERCISE.

     4.1 Eligibility for Grant. Options may be granted to such officers of the Company or its affiliates as the Board, in its discretion, shall designate. Members of the Board of Directors of the Company or of an affiliate who are not officers of the Company or of any affiliate may not participate in the Plan.

     4.2 Options Available for Exercise. Only vested options may be exercised, and a vested option may only be exercised prior to its expiration.

V. TERMS AND CONDITIONS OF OPTIONS.

     5.1 Option Agreement. Each option granted pursuant to the Plan shall be evidenced by a written stock option agreement ("OPTION AGREEMENTS") executed by the Company and the person to whom such option is granted. Such Option Agreements shall be in such form, not inconsistent with the Plan, as the Committee shall from time to time determine in its discretion, provided that such agreements shall comply with and be subject to the terms and conditions of this Plan.

     5.2 Option Term. Subject to Section 5.4, the term of each option shall be for such period of time, not more than ten (10) years from the date it is granted, as the Committee may determine in itsdiscretion. Notwithstanding anything to the contrary herein contained, no option, or any portion thereof, shall be exercised later than the date of expiration of the option term.

     5.3 Option Price. Subject to Section 5.4, the purchase price to be paid upon exercise of each option shall be determined by the Committee in its discretion, but such price shall not be less than 100% of the Fair Market Value of the shares subject to such option on the date the option is granted.

     5.4 Incentive Stock Options. Any options granted under the Plan and intended to be Incentive Stock Options shall be subject to the following provisions:

          (a) An option may be granted to any person who, at the time the option is granted, owns stock (as determined in accordance with the Code provisions relating to Incentive Stock Options) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an affiliate (a "10% SHAREHOLDER") only if, at the time the option is granted, the option price is at least 110% of the Fair Market Value of the stock subject to the option and the option, by its terms, is not exercisable after the expiration of five years from the date such option is granted.

          (b) To the extent that the aggregate "fair market value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

          (c) There shall be imposed in any Option Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     5.5 Manner of Exercise. Any exercisable Award shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 5.6.

     5.6 Payment of Exercise Price. The purchase price of any shares purchased on exercise of an option shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) if authorized by the Committee or specified in the applicable Option Agreement, in cash in an amount equal to the par value of the shares being purchased, and, in the form of a promissory note (consistent with the requirements of Section 5.7) of the Participant in an amount equal to the difference between said cash amount and the purchase price of such shares; (iv) by notice and third party payment in such manner as may be authorized by the Committee; (v) by the delivery of shares of Common Stock of the Company already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an option by delivering such shares; or (vi) if authorized by the Committee or specified in the applicable Option Agreement, by reduction in the number of shares of Common Stock otherwise deliverable upon exercise by that number of sharesthat have a then Fair Market Value equal to such purchase price. Previously owned shares of Common Stock used to satisfy the exercise price of an option under clauses (v) and (vi) shall be valued at their Fair Market Value on the date of exercise.

     5.7 Acceptance of Notes to Finance Exercise. The Company may, with the Committee's approval, accept one or more notes from any Participant in connection with the exercise or receipt of any outstanding Award, provided that any such note shall be subject to the following terms and conditions:

          (a) The principal of the note shall not exceed the amount required to be paid to the Company upon the exercise of options under the Plan and the note shall be delivered directly to the Company in consideration of such exercise.

          (b) The note shall be repaid over a period of time not to exceed five
     (5) years, with annual installments of at least 10% of principal during the first four (4) years and a balloon payment of the remaining principal amount at the end of the fifth (5th) year; provided, however, that the Company may demand any payment, in addition to such installments, as may be required for the note to remain in compliance with any applicable federal or state regulation.

          (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate equal to the then-prevailing yield to maturity on U.S. Treasury obligations having a maturity that most closely matches the maturity date of such note; provided, however, that in no event shall the interest rate charged be less than the applicable imputed interest rate specified by the Code.

          (d) Except as otherwise provided by the Committee, if the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of shares securing such note would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.

          (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

          (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

     5.8 Effect of Termination of Employment, Death or Total Disability. A Participant's options and all of such Participant's rights under this Plan, to the extent not exercised, shall terminate and become null and void at such time as the Participant ceases to be employed by either the Company or any Subsidiary. Notwithstanding the preceding, if the Participant's employment is not terminated for Cause, the Participant (or, in the event of the Participant's death, his or her Beneficiary) may exercise any option within any applicable period specified in clauses (i), (ii), or (iii) below to the extent the option was vested and exercisable at the date of the Participant's termination of employment (for any reason other than termination for Cause), either by its terms or pursuant to a determination by the Committee (within a reasonable period after such termination) to accelerate vesting, as follows:

          (i) if the Participant terminates employment by reason of voluntary resignation, the Participant may exercise vested options at any time within a period of three (3) months after such termination;

          (ii) if the Participant terminates employment by reason of Total Disability or voluntary Retirement, the Participant may exercise vested options at any time within a period of thirty-six (36) months after such termination;

          (iii) if the Participant dies while in the employ of the Company or any Subsidiary, or during the period referred to in clause (a) or (b) of this Section 5.8, then vested options may be exercised by the Participant's Beneficiary within a period of thirty-six (36) months after the Participant's date of death;

provided, however, that in no event may an option be exercised by anyone after the date of its expiration. If a Participant is employed by an entity that ceases to be a Subsidiary, such event shall be deemed for purposes of this
Section 5.8 to be a termination of employment described in clause (i) above in respect of that Participant. Absence from work caused by military service or authorized sick leave shall not be considered as a termination of employment for purposes of this Section. Notwithstanding the preceding, in the event that all or a portion of an option is exercised after the periods permitted by or pursuant to Section 422 of the Code regarding incentive stock options, the portion of the option that is then exercised shall be treated as a nonqualified stock option.

     5.9 No Transferability. Options may be exercised only by, and shares issuable pursuant to an option shall be issued only to (or registered only in the name of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Total Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and Rule 16b-3) to a third party pursuant to such conditions and procedures as the Committee may establish. Other than by will or the laws of descent and distribution or pursuant to a QDRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any option shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Company) and any such attempted action shall be void. The Company shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes.

     5.10 Holding of Stock by Option Holder. At the discretion of the Committee, any Option Agreement may provide that the Participant shall, by accepting such option, represent and agree that all shares of stock purchased upon exercise of the option will be acquired and held in accordance with the restrictions of the

Securities Act and shall not be further transferred except as permitted by the Securities Act and the rules and regulations of the Commission thereunder, that the Company may instruct its transfer agent to restrict further transfer of said stock in its records except upon receipt of satisfactory evidence that such restrictions have been satisfied, that upon each exercise of any portion of an option the certificates evidencing said stock shall bear an appropriate legend on the face thereof evidencing such restrictions, and that the person entitled to exercise the same shall furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired subject to such restrictions.

     5.11 Restrictions on Transfer of Stock. The transfer of stock received pursuant to the exercise of an option granted under the Plan is prohibited unless such transfer is exempt from registration under the Securities Act, or unless a registration statement covering such transfer is in effect at the time the transfer is to occur. The certificates evidencing said stock shall bear an appropriate legend on the face thereof evidencing such restrictions.

     5.12 Adjustment Provisions. If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon proper authorization by the Board of Directors, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares or other securities as to which options may be granted under the Plan and the number or kind of shares or other securities as to which the unexercised portions of any options that shall have been granted prior to such change shall be exercisable. Any such adjustments in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of any option, but with corresponding adjustment in the purchase price for each share or other unit of any security covered by the option. Any such changes shall be made solely in order to preserve, but not increase, the benefits of the holders of any options granted under the Plan. No adjustment shall be made to the number of shares of Common Stock that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under this Plan to the extent such adjustment would result in such options being treated as other than Incentive Stock Options, and no such adjustment shall be made to the extent the Committee determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to any option that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code by causing such compensation not to so qualify as performance based compensation.

VI. TYPES OF OPTION GRANTS AND VESTING.

     6.1 Types of Option Grants. Each grant of options under the Plan shall, at the discretion of the Committee, be comprised of one or both of the following components:

          (a) Fixed Option Grant -- a fixed number of options that vest over the period covered by the Plan; and

          (b) Variable Option Grant -- a variable number of options that vest at the end of the period covered by the Plan, subject to the Company's achievement of certain performance measures during the Plan Period.

     6.2 Fixed Option Grant. The Fixed Option Grant shall consist of a fixed number of options that will vest over the Plan Period. One-third of the number of Fixed Options granted to each Participant shall vest at the end of each of years 1999 through 2001 without regard to the financial performance of the Company.

     6.3 Variable Option Grant; Cliff Vesting. The number of options, if any, that will vest under the Variable Option Grant shall be variable in amount, depending on the Company's satisfaction of specified Performance Criteria over the Plan Period. The determination of the Company's satisfaction of the Performance Criteria, and therefore the determination of the number of options, if any, that will vest under the Variable Option Grant, shall be made by the Committee only afterDecember 31, 2001 (i.e., these options will only vest if target criteria are met at that date, and there will be no periodic vesting).

     6.4 Variable Option Grant Performance Criteria. The vesting of options under the Variable Option Grant shall be based on two separate and independent performance criteria components ("PERFORMANCE CRITERIA"):

          (a) The average percentage growth rate in the Company's funds from operations per share (as defined in Section 6.6(b), "FFO PER SHARE"); and

          (b) TOTAL SHAREHOLDER RETURN (as defined in Section 6.7(a)), calculated based on dividends paid and stock price change.

     6.5 Allocation of Variable Option Grant. Of the total number of options available to each Participant in the Variable Option Grant,

          (a) The vesting of 65% of those options will be based on the growth in FFO per Share; and

          (b) The vesting of the remaining 35% of those options will be based on the Total Shareholder Return.

Depending on the Company's performance during the Plan Period on each of the two Performance Criteria, it is possible for Participants to vest in either all or some portion of the Variable Option Grant or none of such options (if the Company's performance falls below the minimums for both performance criteria). It is also possible for Participants to vest in the options allocated to the FFO per Share component and not vest in the options allocated to Total Shareholder Return, and vice versa.

     6.6  Vesting of FFO Per Share Component.

     (a) During the Plan Period, the targeted average FFO per Share percentage growth rate is 10%. The average percentage growth rate of FFO per share will be calculated by averaging the following: (a) the percentage increase in FFO per Share for the six months ending December 31, 1999 compared to that for the six months ended December 31, 1998; (b) the percentage increase in FFO per Share for the year 2000 compared to that for 1999; and (c) the percentage increase in FFO per Share for the year 2001 compared to that for 2000. The three percentages will then be averaged (without weighting) to determine the average FFO per Share percentage growth rate during the Plan Period.

     (b) FFO per share will be calculated (using the definition of the National Association of Real Estate Investment Trusts as in effect at August 31, 1999) on a fully diluted basis (i.e., assuming conversion of all of the Company's convertible subordinated debentures and preferred stock, but excluding the conversion of limited partnership units until they are actually converted).

     (c) Individuals receiving the Variable Option Grant will be eligible for vesting of the following portions of the options attributable to the FFO per Share component depending on the Company's average FFO per Share percentage growth rate over the Plan Period. Four different vesting levels apply as described below:

                                                                     THEN THE EXECUTIVE WILL BE VESTED WITH THE
                                IF THE COMPANY ACHIEVES AN AVERAGE   FOLLOWING PERCENTAGE OF THE TOTAL NUMBER OF
                                 FFO PER SHARE PERCENTAGE GROWTH       OPTIONS ALLOCATED TO THE FFO PER SHARE
            LEVEL                 RATE OVER THE PLAN PERIOD OF:                      COMPONENT:
            -----               ----------------------------------   -------------------------------------------
1. MINIMUM -- (Also, the           AT LEAST 8% UP TO 10%                                  75%
   Company's average FFO
   growth rate must at least
   equal the average for the
   Company's peer group*).....
2. TARGET.....................     AT LEAST 10% UP TO 11%                                100%
3. TARGET PLUS................     AT LEAST 11% UP TO 13%                                120%
4. MAXIMUM....................          AT LEAST 13%                                     150%

---------------
* The Board shall, in its sole discretion, select the companies comprising the Company's peer group and the measurement data concerning such peers to be used in making such comparison. Notwithstanding the fact that the Plan commences as of July 1, 1999, in calculating the average FFO per share percentage growth rate of each peer, the following percentage growth rates of such peer will be averaged: (i) the percentage increase in FFO per share for the full year 1999 compared to that for full year 1998; (ii) the percentage increase for the full year 2000 compared to full year 1999; and (iii) the percentage increase for the full year 2001 compared to full year 2000.

     6.7  Vesting of Total Shareholder Return Component.

     (a) During the Plan Period, the targeted average Total Shareholder Return percentage is 18%. The Total Shareholder Return for a given period during the Plan Period will be measured by:

     - Adding:

      - the dividends per share paid in respect of that period (attributing dividends to the fiscal quarter immediately preceding their payment and annualizing dividends paid in respect of a partial year), plus

      - the increase or decrease (expressed as a negative number) (in each case measured in dollars and cents) in the Average Fair Market Value per share of Common Stock as of the last day of that period from the Average Fair Market Value per share of Common Stock as of the last day of the preceding year, except that the change in the Average Fair Market Value per share of Common Stock as of the last day of 1999 shall be measured against $19.78 per share;

     - Then dividing that sum by the Average Fair Market Value per share of Common Stock as of the last day of the preceding year, except that, for the calculation of Total Shareholder Return for the six months ending December 31, 1999, the foregoing sum shall be divided by $19.78 per share.

     (b) Individuals receiving the Variable Option Grant will be eligible for vesting of the following portions of the options attributable to the Total Shareholder Return component depending on the Company's average Total Shareholder Return percentage over the Plan Period. Four different vesting levels apply as described below:

                                                                    THEN THE EXECUTIVE WILL BE VESTED WITH THE
                                                                               FOLLOWING PERCENTAGE
                                    IF THE COMPANY ACHIEVES AN            OF THE TOTAL NUMBER OF OPTIONS
                                 AVERAGE TOTAL SHAREHOLDER RETURN       ALLOCATED TO THE TOTAL SHAREHOLDER
             LEVEL                        PERCENTAGE OF:                        RETURN COMPONENT:
             -----               --------------------------------   ------------------------------------------
1. MINIMUM -- (Also, the           AT LEAST 16% UP TO 18%                               75%
   Company's average Total
   Shareholder Return
   percentage must at least
   equal the average for the
   Company's peer group*)......
2. TARGET......................    AT LEAST 18% UP TO 20%                              100%
3. TARGET PLUS.................    AT LEAST 20% UP TO 23%                              120%
4. MAXIMUM.....................         AT LEAST 23%                                   150%

---------------
* The Board shall, in its sole discretion, select the companies comprising the Company's peer group and the measurement data concerning such peers to be used in making such comparison. Notwithstanding the fact that the Plan commences as of July 1, 1999, in calculating the average Total Shareholder Return of each peer, such peer's full year 1999 dividend data shall be utilized and the 1999 data shall be compared against the Average Fair Market Value per share of such peer's common stock as of the last day of 1998, and the calculations for 2000 and 2001 shall be in the same manner as that for the Company.

     6.8 Fixed Option Grant Vesting Upon Termination of Employment After a Change of Control.

     (a) If, within twenty-four months (24) following a CHANGE OF CONTROL (as defined in Appendix A hereto), a Participant's employment with the Company shall be terminated (i) by such Participant for Good Reason or (ii) for reasons other than (x) such Participant's death or Total Disability or (y) the Company's termination of such employment for Cause, then such Participant's unvested options in the Fixed Option Grant component of this Plan shall immediately vest upon such termination of employment.

     (b) If a Participant's employment with the Company shall be terminated other than under the circumstances described in Section 6.8(a), then no further vesting of such Participant's options shall occur under the Fixed Option Grant from and after the date of termination of such employment.

     6.9 Variable Option Grant Vesting Upon a Change of Control. Upon a Change of Control, the Variable Option Grant component of this Plan will be subject to the following vesting provisions. Upon a Change of Control, the Plan Period will terminate in respect of the Variable Option Grant, and the performance levels under the Variable Option Grant component of the Plan will be determined at that time based on the shortened Plan Period as follows. Any vesting of options under the Variable Option Grant component of the Plan pursuant to the following calculations shall occur on the date of the Change of Control.

          (a) Change of Control Before March 31. If the Change of Control occurs on or before March 31 of a year during the Plan Period, the Plan Period will be deemed to have terminated as of the immediately preceding December
     31. The average growth rate in FFO per Share and the average Total Shareholder Return calculations shall be made over the shortened Plan Period, and the full number of options allocated to each Participant under the Variable Option Grant component will be available for vesting on the Change of Control date based on the same minimum, target, target plus and maximum performance levels as specified in Sections 6.6 and 6.7.

          (b) Change of Control After March 31. If the Change of Control occurs after March 31 of a year during the Plan Period:

        - The FFO per Share calculation for the year in which the Change of Control occurs ("Shortened Final Year") will be made through the end of the most recently completed quarter prior to the Change of Control, and the percentage growth rate for the Shortened Final Year will be based on a comparison to the comparable period of the prior year. The average FFO per Share percentage growth rate over the entire shortened Plan Period will be calculated by averaging the percentage increase in FFO per Share for all prior periods and for the Shortened Final Year without weighting.

        - The Total Shareholder Return calculation for the Shortened Final Year will be made using the Average Fair Market Value per share of Common Stock as of the day preceding the date of the Change of Control and using an annualized amount of dividends per share based on the most recently declared dividend per share; then comparing the result for the Shortened Final Year to the Average Fair Market Value per share of Common Stock that would have been used for a comparison if the Shortened Final Year had been a full year. The average Total Shareholder Return over the entire shortened Plan Period will be calculated by averaging the Total Shareholder Return for all prior periods and for the Shortened Final Year without weighting.

The full number of options allocated to each Participant under the Variable Option Grant component will be available for vesting on the Change of Control date based on the same minimum, target, target plus and maximum performance levels as specified in Sections 6.6 and 6.7.

     6.10 Death or Total Disability. In the event of the death or Total Disability of a Participant, (a) no further vesting of such Participant's options shall occur under the Fixed Option Grant from and after the date of such Participant's death or Total Disability, and (b) the vesting of such Participant's options shall occur under the Variable Option Grant in the same manner as if a Change of Control had occurred on the date of such Participant's death or Total Disability.

VII. OTHER PROVISIONS.

     7.1  Rights of Participants and Beneficiaries.

     (a) Employment Status. Status as an employee of the Company shall not be construed as a commitment that any option will be granted under this Plan to such employee.

     (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Option Agreement) shall (i) confer upon any employee or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, or (ii) interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

     (c) No Fiduciary Relationship. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan, shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person.

     7.2 Compliance with Laws. This Plan, the granting and vesting of options under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

     7.3  Tax Withholding.

     (a) Shares or Cash. Upon any exercise, vesting, or payment in respect of any option, the Company shall have the right at its option to require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes that the Company may be required to withhold with respect to such transaction. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may grant (either at the time of the option grant or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

     (b) Tax Loans. The Committee may, in its discretion, authorize a loan to a Participant in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 7.3(a). Such a loan shall be on the terms set forth in Section 5.7.

     7.4 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     7.5 Effective Date of the Plan. This Plan shall be effective as of July 1, 1999, subject to shareholder approval.

     7.6  Governing Law; Construction; Severability.

     (a) Governing Law. This Plan, the options, all Option Agreements and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant California law.

     (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

     (c) Plan Construction. It is the intent of the Company that this Plan and options hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any option or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

     7.7 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     7.8 Effect of Change of Subsidiary Status. For purposes of this Plan and any option hereunder, if an entity ceases to be a Subsidiary, a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

     7.9 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant options or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

VIII. DEFINITIONS.

     8.1  Definitions.

     "Average Fair Market Value," as of any date, shall mean the average of the per share closing prices of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on the twenty
(20) consecutive trading days preceding and including such date; provided, however, if the stock is not listed or admitted to trade on a national securities exchange, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for Plan purposes

     "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Option Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

     "Board" shall mean the Board of Directors of the Company.

     "Cause"

          (a) For purposes of this Agreement, except as set forth in paragraph
     (b) below, a termination of a Participant's employment is for "Cause" if such Participant has been convicted of a felony involving moral turpitude or the termination is evidenced by a resolution adopted in good faith by two-thirds of the Board that the Participant (i) intentionally and continually failed substantially to perform his or her reasonably assigned duties with the Company (other than a failure resulting from the Participant's death or incapacity due to physical or mental illness or from the Participant's assignment of duties that would constitute "Good Reason" as hereinafter defined) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Participant specifying the manner in which the Participant has failed substantially to perform; or (ii) intentionally engaged in conduct that is demonstrably and materially injurious to the Company; provided, however, that no termination of the Participant's employment shall be for Cause as set forth in clause (ii) above until (x) there shall have been delivered to the Participant written notice setting forth that the Participant was guilty of the conduct set forth in clause (ii) and specifying the particulars thereof in detail and
     (y) the Participant shall have been provided an opportunity to be heard in person by the

     Board (with the assistance of the Participant's counsel if the Participant so desires). Neither an act nor a failure to act, on the Participant's part, shall be considered "intentional" unless the Participant has acted or failed to act with a lack of good faith and with a lack of reasonable belief that the Participant's action or failure to act was in the best interest of the Company. Notwithstanding anything contained in this Agreement to the contrary, no failure to perform by the Participant after the Participant has delivered to the Company a notice of termination of employment for Good Reason shall constitute Cause.

          (b) In the event a written employment agreement is in place between the Participant and the Company, the definition of "Cause" set forth in such employment agreement shall apply for all purposes of this Plan in lieu of the provisions of paragraph (a) above.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Commission" shall mean the Securities and Exchange Commission.

     "Committee" shall mean the Compensation Committee of the Board.

     "Common Stock" shall mean the Common Stock of the Company and such other securities or property as may become the subject of options pursuant to an adjustment made under this Plan.

     "Company" shall mean, collectively, the Pacific Gulf Properties Inc. and its Subsidiaries.

     "Non-Employee and Outside" shall mean "non-employee" within the meaning of any applicable regulatory requirements, including Rule 16b-3, and "outside" within the meaning of Section 162(m) of the Code.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market Value", as of any date, shall mean the per share closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such day, or, if such day is not a trading day, on the last trading day preceding such date; provided, however, if the stock is not listed or admitted to trade on a national securities exchange, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for Plan purposes.

     "Good Reason"

          (a) Subject to paragraph (b) below, "Good Reason" shall mean the occurrence after a Change of Control of any of the events or conditions described in clauses (i) through (vii) hereof:

             (i) a change in Participant's status, position or responsibilities (including reporting responsibilities) that, in Participant's reasonable judgment, represents a substantial adverse change from his or her status, position or responsibilities as in effect at any time within 90 days preceding the date of a Change of Control or at any time thereafter; the assignment to Participant of any duties or responsibilities that, in Participant's reasonable judgment, are inconsistent with his or her status, title, position or responsibilities as in effect at any time within ninety (90) days preceding the date of a Change of Control or at any time thereafter; or any removal of Participant from or failure to reappoint or reelect Participant to any of such offices or positions held prior to the Change of Control, except in connection with the termination of Participant's employment for Total Disability, Cause, as a result of his or her death or by Participant other than for Good Reason;

             (ii) a reduction in Participant's base salary or any failure to pay Participant any compensation or benefits to which Participant is entitled within five days of notice from Participant of such non-payment;

             (iii) the Company's requiring Participant to be based at any place outside a 30-mile radius from Newport Beach, California, except for reasonably required travel on the Company's business that is not materially greater than such travel requirements prior to the Change of Control;

             (iv) the failure by the Company to provide Participant with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other employee benefit plan, program and practice in which Participant was participating at any time within ninety (90) days preceding the date of a Change of Control or at any time thereafter;

             (v) the insolvency or the filing (by any party, including the Company) of a petition for bankruptcy of the Company, which petition is not dismissed within sixty (60) days;

             (vi) any material breach by the Company of any provision of this Plan; or

             (vii) any purported termination of Participant's employment for Cause by the Company which does not comply with the requirements set forth in the definition of "Cause."

          (b) Any event or condition described in paragraph (a) above that occurs prior to a Change of Control but that the subject Participant reasonably demonstrates (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change of Control and who effectuates a Change of Control, or (ii) otherwise arose in connection with, or in anticipation of, a Change of Control that actually occurs, shall constitute Good Reason for such Participant notwithstanding that it occurred prior to the Change of Control.

     "Incentive Stock Option" shall mean an option that is designated as an incentive stock option within the meaning of Section 422 of the Code and that contains such provisions as are necessary to comply with that section.

     "Nonqualified Stock Option" shall mean an option that is designated as a Nonqualified Stock Option and shall include any option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

     The term "option" shall mean an option to purchase Common Stock under this Plan. The Committee shall designate any option granted to a Participant as a Nonqualified Stock Option or an Incentive Stock Option.

     "Option Agreement" shall mean any writing setting forth the terms of an option grant under this Plan that has been authorized by the Committee.

     "Participant" shall mean an employee who has been granted an option under this Plan.

     "Personal Representative" shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

     "Plan" shall mean this Long Term Stock Compensation Plan.

     "QDRO" shall mean a qualified domestic relations order as defined in
Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

     "Retirement" shall mean retirement from active service as an employee or officer of the Company on or after attaining age 65.

     "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

     "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

     8.2  Other Definitions Provided in the Text.

     "Change of Control" -- Appendix A

     "FFO per Share" -- Section 6.6(b)

     "Performance Criteria" -- Section 6.4

     "Plan Period" -- Section 1.5

     "Shortened Final Year" -- Section 6.9(b)

     "10% Shareholder" -- Section 5.4(a)

     "Total Shareholder Return" -- Section 6.7(a)

                                   APPENDIX A

                        DEFINITION OF CHANGE OF CONTROL

     For purposes of the Company's 1999 Long Term Stock Compensation Plan, a Change of Control shall have the meaning set forth below. This definition intentionally differs from that used in executives' Change of Control Agreements with the Company.

     "CHANGE OF CONTROL" shall mean any of the following events or circumstances:

     (a) An acquisition (other than directly from the Company) of any voting securities (the "Voting Securities") of the Company by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty five percent (35%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred, Voting Securities that are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition that would cause a Change of Control. A "Non-Control Acquisition" shall mean an acquisition of Voting Securities of the Company by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its equity securities or equity interests is owned directly or indirectly by the Company (a "Subsidiary"), (ii) the Company or any Subsidiary or (iii) any Person as a result of a "Non-Control Transaction" (as hereinafter defined).

          (b) The individuals who, as of July 1, 1999, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds ( 2/3) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially became a director on the Board as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c) Approval by stockholders of the Company of:

             (i) A merger, consolidation or reorganization involving the Company, unless, after giving effect to such merger, consolidation or reorganization, all of the following criteria are met:

                (A) the stockholders of the Company, as constituted immediately prior to such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities of the Company immediately prior to such merger, consolidation or reorganization;

                (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the entity whose Voting Securities are held directly by the former stockholders of the Company in satisfaction of the criterion set forth in Section
           (c)(i)(A) above; and

                (C) no Person (other than the Company, any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization, had Beneficial Ownership of thirty five percent (35%) or more of the then outstanding Voting Securities of the Company) owns, directly or indirectly, thirty five percent (35%) or more of the combined voting power of the Surviving Corporation's then outstanding Voting Securities.

        A merger, consolidation or reorganization meeting all of the criteria set forth in clauses (A) through (C) of this Section (c)(i) is herein referred to as a "Non-Control Transaction;"

             (ii) A complete liquidation or dissolution of the Company; or

             (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition by the Company of its own Voting Securities which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided, however, that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition by the Company of its own Voting Securities, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any additional Voting Securities of the Company that increases the percentage of the then outstanding Voting Securities of the Company Beneficially Owned by the Subject Person, then a Change of Control shall be deemed to have occurred.

          (d) If an executive's employment is terminated prior to a Change of Control and such executive reasonably demonstrates that such termination
     (i) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change of Control and who effectuates a Change of Control (a "Third Party") or (ii) otherwise occurred in connection with, or in anticipation of, a Change of Control that actually occurs, then the date of a Change of Control with respect to such executive shall mean the date immediately prior to the date of such termination of such executive's employment.

PROXY                                                                      PROXY

                          PACIFIC GULF PROPERTIES INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              2000 ANNUAL MEETING OF SHAREHOLDERS -- MAY 11, 2000

     Glenn L. Carpenter and Donald G. Herrman, and each of them, are hereby appointed proxies, with full power of substitution, and are hereby authorized to represent and vote all shares of common stock of the undersigned at the Annual Meeting of Shareholders of Pacific Gulf Properties Inc. to be held at the Four Seasons Hotel, Newport Beach, California, on May 11, 2000, and at any postponements or adjournments thereof, in the manner indicated below, and in their discretion on any other matter which may properly come before the Meeting.

     This Proxy will be voted in accordance with the instructions given. In this absence of instructions, the Proxy will be voted "FOR" Proposal No. 1, "FOR" Proposal No. 2 and in the discretion of the persons hereby appointed as proxies with respect to any other matters that may properly come before the Meeting or any postponements or adjournments thereof.

      SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY
          PROMPTLY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE
                       IF MAILED WITHIN THE UNITED STATES


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

                          PACIFIC GULF PROPERTIES INC.
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  O

The Board of Directors recommends a vote "FOR" Proposals No. 1 and No. 2.

1. Election of three Class III Directors:

             For                 Withheld                For All
             All                    All                  Except

              O                     O                       O

   _____________________________________________________________________________
   (Instruction: to withhold authority to vote for any one or more nominee(s), write the name(s) of such nominee(s) above.)

   Nominees: 01 - Peter L. Eppinga, 02 - John F. Kooken, 03 - Robert E. Morgan

2. Approval of 1999 Long Term Stock Compensation Plan.

             For                 Against                 Abstain

              O                     O                       O

3. In their discretion, upon such other matter or matters which may properly come before the meeting or any postponements or adjournments thereof.

                         The undersigned hereby revokes any proxy heretofore given to vote at the Annual Meeting and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated _________________, 2000, and the Company's 1999 Annual Report to Shareholders.

                         _______________________________________________________
                                      Signature of Shareholder(s)

                         Dated:_________________________________________, 2000

                         Please sign exactly as your name or names appears herein. A proxy executed by a corporation should be signed in the name(s) of its authorized officer(s). Executors, administrators and trustees should so indicate when signing.

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